SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




 Date of Report (Date of earliest event reported)   January 29, 1999



                         Forest City Enterprises, Inc.
             (Exact name of registrant as specified in its charter)


          Ohio                      1-4372                   34-0863886
(State or other jurisdiction     (Commission              (IRS Employer
    of incorporation)             File Number)             Identification No.)


1100 Terminal Tower, 50 Public Square     Cleveland, Ohio             44113
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code               216-621-6060



         (Former name or former address, if changed since last report.)

Item 5.  Other Events.


This Form 8-K is being filed to submit the following:

Exhibit  20.1 -
Third  Amendment  to Credit  Agreement,  dated as of January 29,
1999, by and among Forest City Rental Properties Corporation, the banks named therein, KeyBank National Association, as administrative agent, and National City Bank, as syndication agent.

Exhibit  20.2 -
Third Amendment to Guaranty of Payment of Debt, dated as of January 29, 1999, by and among Forest City Enterprises, Inc., the banks named therein, KeyBank National Association, as administrative agent, and National City Bank, as syndication agent.

Exhibit 20.3 - Subordination Agreement, dated as of January 29, 1999, by and among Forest City Enterprises, Inc., St. Paul Fire and Marine Insurance Company, St. Paul Mercury Insurance Company, St. Paul Guardian Insurance Company,
Seaboard Surety Company, Economy Fire & Casualty Company, Asset Guaranty Insurance Company, KeyBank National Association, as administrative agent, and National City Bank, as syndication agent.






                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Forest City Enterprises, Inc.
                                                          (Registrant)



Date     February 11, 1999       By  /S/  Thomas G. Smith
                                          Thomas G. Smith, Senior Vice President
                                             and Chief Financial Officer

                                                              EXHIBIT 20.1
                       THIRD AMENDMENT TO CREDIT AGREEMENT

     This THIRD AMENDMENT TO CREDIT AGREEMENT is made and entered into as of this 29th day of January, 1999 by and among FOREST CITY RENTAL PROPERTIES CORPORATION, an Ohio corporation (the "Borrower"), KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (the "Agent"), NATIONAL CITY BANK, as Syndication Agent (the "Syndication Agent" and, together with the Agent, the "Agents") and the banks from time to time party hereto (collectively, the "Banks" and individually a "Bank"). Capitalized terms not otherwise defined herein shall have the meaning attributed to them in the Credit Agreement, as hereinafter defined.

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Banks, other than U.S. Bank National Association (the "Original Banks"), and the Agents have previously entered into a certain Credit Agreement dated as of December 10, 1997, (the "Original Credit Agreement") and the Borrower, the Banks and the Agents have also previously entered into a First Amendment to Credit Agreement dated as of January 20, 1998 (the "First Amendment") and a Second Amendment to Credit Agreement dated as of March 6, 1998 (the "Second Amendment"; the Original Credit Agreement as amended by the First Amendment and the Second Amendment being referred to herein as the "Credit Agreement"); and

     WHEREAS, in connection with the Original Credit Agreement, Forest City Enterprises, Inc. (the "Parent") made and entered into a certain Guaranty of Payment of Debt in favor of the Original Banks, dated as of December 10, 1997 (the "Original Guaranty") and in connection with the First Amendment, entered into a First Amendment to Guaranty of Payment of Debt in favor of the Banks and the Agents, dated as of January 20, 1998 (the "First Amendment to Guaranty") and in connection with the Second Amendment, entered into a Second Amendment to Guaranty of Payment of Debt in favor of the Banks and the Agents dated as of March 6, 1998 (the "Second Amendment to Guaranty"; the Original Guaranty as amended by the First Amendment to Guaranty and the Second Amendment to Guaranty being referred to herein as the "Guaranty"); and

     WHEREAS, the Borrower and the Parent have requested that the Banks and the Agents agree to certain amendments to the Credit Agreement and to the Guaranty, relating to certain surety bonds proposed to be obtained by the Parent, which indebtedness is not permitted by the terms of the Guaranty; and

     WHEREAS, the Banks and the Agents are willing to amend the Credit Agreement and the Guaranty, on the respective terms and conditions set forth herein and in the Third Amendment to Guaranty of Payment of Debt (the "Third Amendment to Guaranty") of even date herewith, respectively, and such terms and conditions are agreeable to the Borrower and to the Parent; and

     WHEREAS, the Borrower, the Banks, and the Agent desire to make certain further amendments to the Credit Agreement, all on the terms and conditions herein set forth, which further amendments are acceptable to the Parent.

     NOW, THEREFORE, it is mutually agreed as follows:

     1. AMENDMENT TO ARTICLE I OF THE CREDIT AGREEMENT.

     (a) Amendment of Definition of "Funded Indebtedness". Article I of the Credit Agreement is hereby amended by deleting the definition of "Funded Indebtedness" contained therein and replacing it with the following definition of "Funded Indebtedness":

     "Funded   Indebtedness"  means  indebtedness   (including  any  renewal  or
extension in whole or in part, but excluding indebtedness for borrowed money) that matures or remains unpaid more than twelve (12) months after the date on which such indebtedness was originally incurred.

     (b) Addition of Definition of "Indemnity Agreement". Article I of the Credit Agreement hereby amended by adding thereto the following definition of "Indemnity Agreement":

          "Indemnity Agreement" shall mean collectively, (i) that certain General Indemnity Agreement dated as of November 6, 1998 by and between the Parent and the Surety (other than Asset Guaranty Insurance Company), as amended by the St. Paul Surety Amendment to General Indemnity Agreement dated as of November 6, 1998 and (ii) that certain General Indemnity Agreement dated as of December 3, 1998 by and between the Parent and Asset Guaranty Insurance Company, as amended by the Asset Guaranty Insurance Company Amendment to General Indemnity Agreement dated as of December 3, 1998 and as each such Indemnity Agreement may be further amended, restated or otherwise modified.

     (c) Addition of Definition of "Surety". Article I of the Credit Agreement is hereby amended by adding thereto the following definition of "Surety":

          "Surety" means, collectively, St. Paul Fire and Marine Insurance Company, St. Paul Mercury Insurance Company, St. Paul Guardian Insurance Company, Seaboard Surety Company, Economy Fire & Casualty Company and Asset Guaranty Insurance Company.

     (d) Addition of Definition of "Surety Bonds". Article I of the Credit Agreement is hereby amended by adding thereto the following definition of "Surety Bonds":

          "Surety   Bonds"  means  the  bonds,   undertakings   and  other  like
     obligations executed by Surety for the Parent subject to the Indemnity Agreement and the Subordination Agreement.

     (e) Addition of Definition of "Subordination Agreement". Article I of the Credit Agreement is hereby amended by adding thereto the following definition of "Subordination Agreement":

          "Subordination Agreement" means that certain Subordination Agreement dated as of January 29, 1999 executed and delivered by the Surety in favor of the Agents and the Banks, as such Subordination Agreement may, from time to time, be amended, restated or otherwise modified.

     2. AMENDMENT TO SECTION 3.06 OF THE CREDIT AGREEMENT.

     (a) Amendment to Section  3.06(a).  Section 3.06(a) of the Credit Agreement
shall  be  amended  by  deleting  the  first  sentence   contained  therein  and
substituting therefor the following sentence:

     The Banks agree to make available to the Borrower letters of credit, issued by the Agent, pursuant to their respective Revolving Loan Commitments up to an aggregate amount at any one time outstanding of $30,000,000 minus the aggregate principal amount of all then outstanding Surety Bonds issued by the Surety on behalf of the Parent pursuant to the Indemnity Agreement.

     (b) Amendment to Section  3.06(f).  Section 3.06(f) of the Credit Agreement
shall  be  amended  by  deleting  the  first  sentence   contained  therein  and
substituting therefor the following sentence:

     The delivery of each Letter of Credit Request shall be deemed a representation and warranty by the Borrower that such letter of credit as requested in such Letter of Credit Request may be issued in accordance with and will not violate the requirements of this Section 3.06 and shall include a representation and warranty as to the aggregate principal amount of all then outstanding Surety Bonds.

     3. AMENDMENT TO SECTION 7.05 OF THE CREDIT AGREEMENT.

     (a) Amendment to Section 7.05(a). Section 7.05(a) of the Credit Agreement shall be amended by adding after the phrase "forty-five (45) days," the following parenthetical :

     (or fifty (50) days so long as the Parent shall not have reported an Event of Default under the Guaranty to the Securities and Exchange Commission during such fiscal period nor on its most recent filing with the Securities and Exchange Commission).

     (b) Amendment to Section 7.05(b). Section 7.05(b) of the Credit Agreement shall be amended by adding after the phrase "ninety (90) days," the following parenthetical :

     (or ninety-five (95) days so long as the Parent shall not have reported an Event of Default under the Guaranty to the Securities and Exchange Commission during such fiscal period nor on its most recent filing with the Securities and Exchange Commission).

     4. ADDITION OF SECTION 7.19 TO THE CREDIT AGREEMENT. Article VII of the Credit Agreement shall be amended by adding a new Section 7.19 as follows:
        SECTION 7.19. YEAR 2000 COMPLIANCE EFFORTS. The Borrower will, and will cause each Subsidiary to, take all reasonable actions to ensure that its computerbased systems are able to effectively process data, including dates on and afterJanuary 1, 2000 and to avoid serious disruption to its business or operations and will notify the Agent of any material risk of its inability to so process data and avoid serious disruption which could have a Material Adverse Effect on such Person.

     5. AMENDMENT TO SECTION 8.04 OF THE CREDIT  AGREEMENT.
 Section 8.04 of the Credit Agreement shall be amended by deleting the word "or" immediately before subsection (c), adding the word "or" at the end of subsection (c) and adding a new subsection (d) as follows:

     (d) indebtedness under any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement provided by one or both of the Agents and offered on a Pro rata basis to the Banks and designed to hedge the position of the Borrower or any Subsidiary with respect to interest rates, relating to indebtedness otherwise permitted under this Section 8.04.

 6. ADDITION OF SECTION 8.15 TO THE CREDIT AGREEMENT. Article VIII of the Credit Agreement shall be amended by adding a new Section 8.15 as follows:

     SECTION 8.15. CROSS COLLATERALIZATION AND CROSS DEFAULTS. The Borrower shall not and shall not permit any Subsidiary to (a) cross-default or agree to cross-default any indebtedness permitted under this Agreement to this Agreement or the Debt incurred hereunder; (b) agree to any of the financial covenants of Borrower contained herein under any other indebtedness permitted under this Agreement which would effectuate a cross-default with this Agreement or the Debt incurred hereunder; or (c) cross-collateralize, or agree to cross-collateralize indebtedness owing to any one lender under one or more different loan agreements or arrangements, provided, that the cross-defaulted and/or cross-collateralized indebtedness set forth on Schedule 8.15 attached hereto shall be permitted.

     Notwithstanding the foregoing clauses of this Section 8.15, (i) with respect to construction projects which are constructed in multiple phases and/or stabilized properties, Borrower and any Subsidiary shall be permitted to cross-default and/or cross-collateralize any indebtedness permitted under this Agreement, but only if the phases to be cross-collateralized and/or cross-defaulted consist of a single identifiable project; and (ii) in the event of a completion guaranty of a construction loan, the Borrower and any Subsidiary shall be permitted to (a) cross-default any indebtedness permitted under this Agreement with this Agreement or the Debt created hereunder or (b) agree to any of the financial covenants of the Borrower contained herein under any other indebtedness permitted under this Agreement which effectuates a cross-default with this Agreement or the Debt incurred hereunder; provided that the completion guaranty and any other relevant documents relating to such construction loan provide that if the construction project is performing (i.e. construction is on schedule and on budget) and otherwise the construction loan is not in default (after any required notice and the lapse of any applicable cure period), an Event of Default under this Agreement shall not permit the construction lender to terminate funding and to call upon its completion guaranty to fund construction costs. In order for a construction lender to call a default due to an Event of Default under this Agreement, the Banks must have provided written notice of the Event of Default to the Borrower and all applicable cure periods shall have lapsed without remedy.

     7. ADDITION OF SECTION 9.24 TO THE CREDIT AGREEMENT. Article IX of the Credit Agreement shall be amended by adding a new Section 9.24 as follows:

     SECTION 9.24. YEAR 2000 COMPLIANCE. The Borrower and each Subsidiary has taken, and will continue to take, all reasonable actions to insure that its computer based systems are able to effectively process data, including dates on and after January 1, 2000 and to avoid serious disruption to its business or operations.

     8. ADDITION OF SECTION 10.11 TO THE CREDIT AGREEMENT. Article X of the Credit Agreement shall be amended by adding a new Section 10.11 as follows:

     SECTION 10.11. DEFAULT UNDER SUBORDINATION AGREEMENT. (a) If the Parent defaults in the performance of any obligation in the Subordination Agreement or in the performance of any other agreement, covenant, term or condition in the Subordination Agreement (which default shall only be an Event of Default hereunder when Agent provides written notice of such default to the Parent and/or the Borrower).

     8. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Agents and the Banks as follows:

     (a) INCORPORATION OF REPRESENTATIONS AND WARRANTIES. Each and every representation and warranty made by the Borrower in Article IX of the Credit Agreement is incorporated herein as if fully rewritten herein at length and is true, correct and complete as of the date hereof;

     (b) REQUISITE AUTHORITY. The Borrower has all requisite power and authority to execute and deliver and to perform its obligations in respect of this Third Amendment to Credit Agreement and each and every other agreement, certificate, or document required by this Third Amendment to Credit Agreement;

     (c) DUE AUTHORIZATION; VALIDITY. The Borrower has taken all necessary action to authorize the execution, delivery, and performance by it of this Third Amendment to Credit Agreement and every other instrument, document, and certificate relating thereto. This Third Amendment to Credit Agreement has been duly executed and delivered by the Borrower and when executed and delivered by the Borrower will be a legal, valid, and binding obligation of the Borrower enforceable against it in accordance with its terms; and

     (d) NO CONSENT. No consent, approval, or authorization of, or registration with, any governmental authority or other Person is required in connection with the execution, delivery, and performance of this Third Amendment to Credit Agreement and the transactions contemplated hereby.

     9. CONDITIONS TO CLOSING OF THIRD AMENDMENT.

     (a) CLOSING CONDITIONS. Except as otherwise expressly provided in this Third Amendment to Credit Agreement, prior to or concurrently with the Third Amendment Closing Date (as hereinafter defined), and as conditions precedent to the effectiveness of the amendments to the Credit Agreement provided for herein, the following actions shall be taken, all in form and substance satisfactory to the Agents and the Banks and their respective counsel:

                    (i) CORPORATE AND LOAN DOCUMENTS. The Borrower shall deliver or cause to be delivered to the Agent and the Banks the following documents, in all cases duly executed, and delivered by the Borrower and/or the Parent, and/or certified, as the case may be:

               (1) Certified copies of the resolutions of the board of directors of the Borrower evidencing approval of the execution, delivery, and performance of this Third Amendment to Credit Agreement;
               (2) Certified copies of resolutions of the Board of Directors of the Parent evidencing approval of the execution, delivery, and performance of the Third Amendment to Guaranty;
               (3) Copies of the Articles of Incorporation of the Borrower, certified by the Ohio Secretary of State as of a recent date;

               (4) Copies of the Articles of Incorporation of the Parent, certified by the Ohio Secretary of State as of a recent date;

               (5) Code of Regulations of the Borrower, certified as true and complete as of the Third Amendment Closing Date by the secretary of Borrower;

               (6) Code of Regulations of the Parent, certified as true and complete as of the Third Amendment Closing Date by the secretary of the Parent;

               (7) A good standing certificate from the State of Ohio for the Borrower;
               (8) A good standing certificate from the State of Ohio for the Parent;

               (9)  A certificate of the secretary or assistant secretary of the
Borrower certifying the names of the officers of Borrower authorized to sign this Third Amendment to Credit Agreement, together with the true signatures of such officers;
`              (10) Acertificate of the secretary or assistant secretary of the
Parent certifying the names of the officers of the Parent authorized to sign the Third Amendment to Guaranty, together with the true signatures of such officers;

               (11) Counterparts of the Third Amendment to Credit Agreement executed and delivered by the Borrower, the Agents, and the Banks, and the Parent's Acknowledgement of the Third Amendment to Credit Agreement;

               (12) Counterparts of the Third Amendment to Guaranty, executed and delivered by the Parent, the Agents, and the Banks;

               (13) A certificate of the secretary or assistant secretary of the Borrower certifying that as of the date of this Third Amendment to Credit Agreement no Event of Default or Possible Default exists under the Credit Agreement; and

               (14) A Subordination Agreement duly executed and delivered by the Surety; and

               (15) opinions of counsel for the Surety as to the due authorization, execution, delivery, legality, validity and enforceability of the Subordination Agreement and such other matters as the Agent or the Banks may request.

     (ii) OPINION OF COUNSEL FOR PARENT. The Borrower shall deliver or caused to be delivered to the Agents and the Banks a favorable opinion of counsel for the Parent as to the due authorization, execution, and delivery, and legality, validity, and enforceability of the Third Amendment to Guaranty and such other matters as the Agent or the Banks may request.

     (iii) OPINION OF COUNSEL FOR BORROWER. The Borrower shall deliver or caused to be delivered to the Agents and the Banks a favorable opinion of counsel for the Borrower as to the due authorization, execution, and delivery, and legality, validity, and enforceability of the Third Amendment to Credit Agreement and such other matters as the Agent or the Banks may request.

     (iv) PAYMENT OF FEES TO BANKS. On or before the Third Amendment Closing Date, the Borrower shall have paid to the Agents and the Banks all costs, fees, and expenses incurred by them through the Third Amendment Closing Date in the preparation, negotiation, and execution of this Third Amendment to Credit Agreement and the Third Amendment to Guaranty (including, without limitation, legal fees and expenses of Thompson Hine & Flory LLP), together with a fee in an amount equal to $107,500. The Borrower shall pay such fee to the Agent for distribution to the Banks Pro rata, based upon the Maximum Amount of the Revolving Loan Commitment of each Bank.

     (b) DEFINITION. The "Third Amendment Closing Date" shall mean the date this Third Amendment to Credit Agreement is executed and delivered by the Borrower, the Banks and the Agents and all the conditions set forth in subsection (a) above have been satisfied or waived in writing by the Agent.

     10. NO WAIVER. Except as otherwise expressly provided herein, the execution and delivery of this Third Amendment to Credit Agreement by the Agents and the Banks shall not constitute a waiver or release of any obligation or liability of the Borrower under the Credit Agreement as in effect prior to the effectiveness of this Third Amendment to Credit Agreement or as amended hereby or waive or release any Event of Default or Possible Default existing at any time.

     11. EFFECT ON OTHER PROVISIONS. Except as expressly amended by this Third Amendment to Credit Agreement, all provisions of the Credit Agreement continue unchanged and in full force and effect and are hereby confirmed and ratified. All provisions of the Credit Agreement shall be applicable to this Third Amendment to Credit Agreement.

     IN WITNESS WHEREOF, the parties hereto, each by an officer thereunto duly authorized, have caused this Third Amendment to Credit Agreement to be executed and delivered as of the date first above written.


Address:                          FOREST CITY RENTAL PROPERTIES
1100 Terminal Tower               CORPORATION
Cleveland, Ohio  44113

                                  By:   /S/ Thomas G. Smith
                                  Title:  Vice President and Assistant Secretary

Address:                          KEYBANK NATIONAL ASSOCIATION,
127 Public Square                 Individually and as Administrative Agent
Cleveland, Ohio  44114
                                  By:   /S/  Scott A. Childs
                                        Title:  Assistant Vice President

Address:                          NATIONAL CITY BANK, Individually and
1900 East Ninth Street            as Syndication Agent
Cleveland, Ohio  44114
                                  By:   /S/  Anthony DiMare
                                       Title:  Senior Vice President

Address:                          THE HUNTINGTON NATIONAL BANK
917 Euclid Avenue
Cleveland, Ohio  44114            By:   /S/  M.W. Stachur
                                       Title: Vice President

Address:                          COMERICA BANK
Overnight Mail:
500 Woodward Avenue               By:  /S/  David J. Campbell
Detroit, Michigan  48226               Title: Vice President
7th Floor

U.S.  Mail:
PO Box 75000
Detroit, Michigan  48275-3256

                      (Signatures continued on next page.)

                   (Signatures continued from previous page.)

Address:                          FIRST MERIT BANK
123 West Prospect Avenue
Cleveland, Ohio  44115            By:    John Neumann
                                      Title: Vice President

Address:                          CREDIT LYONNAIS NEW YORK BRANCH
1301 Avenue of the Americas
New York, New York  10019         By:
                                      Title:


Address:                          STAR BANK
1350 Euclid Avenue
Suite 211                         By: /S/  Perry Quick
Cleveland, Ohio  44115                Title: Vice President


Address:                          MANUFACTURERS AND TRADERS
One Fountain Plaza                TRUST COMPANY
Buffalo, New York  14203-1495
                                  By:   /S/  Kevin Quinn
                                       Title: Assistant Vice President



Address:                          U.S. BANK NATIONAL ASSOCIATION
U.S. Bank Place (M.S. MPFP-0802)
601 Second Avenue South           By: /S/  Elliott L. Quigley
Minneapolis, Minnesota  55402         Title: Vice President

                              CONSENT OF GUARANTOR

     FOREST CITY ENTERPRISES, INC., an Ohio corporation, Guarantor under that certain Guaranty of Payment of Debt issued on or about December 10, 1997, as amended (the "Guaranty of Payment of Debt") to and in favor of the Agents and the Banks in respect of, inter alia., the indebtedness of FOREST CITY RENTAL PROPERTIES CORPORATION under the Credit Agreement referenced in the foregoing Third Amendment to Credit Agreement, hereby acknowledges that it consents to the foregoing Third Amendment to Credit Agreement and confirms and agrees that its Guaranty of Payment of Debt, as amended to the date hereof, is and shall remain in full force and effect with respect to the Credit Agreement as in effect prior to, and from and after, the amendment thereof pursuant to the foregoing Third Amendment to Credit Agreement.

Dated: 1/29/99                    FOREST CITY ENTERPRISES, INC.


                                  By:  /S/  Charles A. Ratner
                                   Title: Chief Executive Officer and President

                                                              EXHIBIT 20.2
                 THIRD AMENDMENT TO GUARANTY OF PAYMENT OF DEBT

     This THIRD AMENDMENT TO GUARANTY OF PAYMENT OF DEBT (this "Third Amendment to Guaranty") is made and entered into as of this 29th day of January, 1999 by and among FOREST CITY ENTERPRISES, INC., an Ohio corporation (the "Guarantor"), KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (the "Agent"), NATIONAL CITY BANK, as Syndication Agent (the "Syndication Agent" and, together with the Agent, the "Agents") and the banks from time to time party hereto (the "Banks"),

                              W I T N E S S E T H;

     WHEREAS, Forest City Rental Properties Corporation (the "Borrower"), the Banks, other than U.S. Bank National Association (the "Original Banks"), and the Agents previously entered into a certain Credit Agreement dated as of December 10, 1997 (the "Original Credit Agreement"); and

     WHEREAS, the Banks required, as a condition to entering into the Original Credit Agreement, that the Guarantor execute and deliver to the Agents and the Original Banks a certain Guaranty of Payment of Debt, dated December 10, 1997 (the "Original Guaranty") and the Guarantor agreed to and did execute and deliver the Original Guaranty to the Agents and the Original Banks; and

     WHEREAS, the Borrower, the Banks, and the Agents have also previously entered into a First Amendment to Credit Agreement, dated as of January 20, 1998 (the "First Amendment to Credit Agreement") and a Second Amendment to Credit Agreement, dated as of March 6, 1998 (the "Second Amendment to Credit Agreement"); and

     WHEREAS, the Banks required, as a condition to entering into the First Amendment to Credit Agreement, that the Guarantor execute and deliver to the Agents and the Banks a certain First Amendment to Guaranty of Payment of Debt, dated January 20, 1998 and the Guarantor agreed to and did execute and deliver the First Amendment to Guaranty of Payment of Debt (the "First Amendment") to the Agents and the Banks; and

     WHEREAS, the Banks required as a condition to entering into the Second Amendment to Credit Agreement, that the Guarantor execute and deliver to the Agents and the Banks a certain Second Amendment to Guaranty of Payment of Debt, dated March 6, 1998 (together with the First Amendment and the Original Guaranty, the "Guaranty") and the Guarantor agreed to and did execute and deliver the Second Amendment to Guaranty of Payment of Debt to the Agents and the Banks; and

     WHEREAS, the Borrower and the Guarantor have requested that the Banks and the Agents agree to certain amendments to the Credit Agreement and to the Guaranty; and

     WHEREAS, the Borrower, the Banks and the Agents have entered into a Third Amendment to Credit Agreement dated as of the date hereof (together with the First Amendment to Credit Agreement, the Second Amendment to Credit Agreement and the Original Credit Agreement, the "Credit Agreement"), that requires as one its conditions that Guarantor enter into this Third Amendment to Guaranty of Payment of Debt.

         NOW, THEREFORE, it is mutually agreed as follows:

     1. AMENDMENTS TO SECTION 1 OF THE GUARANTY.

     (a) ADDITION OF DEFINITION OF "INDEMNITY AGREEMENT". Section 1 of the Guaranty is hereby amended by adding thereto the following definition of "Indemnity Agreement":

          "Indemnity Agreement" shall mean collectively, (i) that certain General Indemnity Agreement dated as of November 6, 1998 by and between the Guarantor and the Surety (other than Asset Guaranty Insurance Company), as amended by the St. Paul Surety Amendment to General Indemnity Agreement dated as of November 6, 1998 and (ii) that certain General Indemnity Agreement dated as of December 3, 1998 by and between the Guarantor and Asset Guaranty Insurance Company, as amended by the Asset Guaranty Insurance Company Amendment to General Indemnity Agreement dated as of December 3, 1998 and as each such Indemnity Agreement may be further amended, restated or otherwise modified.

     (b) ADDITION OF DEFINITION OF "SURETY". Section 1 of the Guaranty is hereby amended by adding thereto the following definition of "Surety":

          "Surety" means, collectively, St. Paul Fire and Marine Insurance Company, St. Paul Mercury Insurance Company, St. Paul Guardian Insurance Company, Seaboard Surety Company, Economy Fire & Casualty Company and Asset Guaranty Insurance Company.

     (c) ADDITION OF DEFINITION OF "SURETY BONDS". Section 1 of the Guaranty is hereby amended by adding thereto the following definition of "Surety Bonds":

          "Surety   Bonds"  means  the  bonds,   undertakings   and  other  like
     obligations executed by Surety for Guarantor subject to the Indemnity Agreement and the Subordination Agreement.

     (d) ADDITION OF DEFINITION OF "SUBORDINATION AGREEMENT". Section 1 of the Guaranty is hereby amended by adding thereto the following definition of "Subordination Agreement":

          "Subordination Agreement" means that certain Subordination Agreement dated as of January 29, 1999 executed and delivered by the Surety in favor of the Agents and the Banks, as such Subordination Agreement may, from time to time, be amended, restated or otherwise modified.

     2. AMENDMENT TO SECTION 7 OF THE GUARANTY. Section 7 of the Guaranty shall be amended by adding a new paragraph at the end of such Section as follows:

          The Guarantor further represents and warrants that it has taken and will continue to take all reasonable actions to insure that its computer based systems are able to effectively process data, including dates on or after January 1, 2000 and to avoid serious disruption to its business or operations.

     3. AMENDMENT TO SECTION 9.7 OF THE GUARANTY.

     (a) AMENDMENT TO SECTION 9.7(a). Section 9.7(a) of the Guaranty shall be amended by adding after the phrase "forty-five (45) days," the following parenthetical :

     (or fifty (50) days so long as the Guarantor will not be reporting an Event of Default on such Form 10-Q report).

     (b) AMENDMENT TO SECTION 9.7 (b). Section 9.7(b) of the Guaranty shall be amended by adding after the phrase "forty-five (45) days," the following parenthetical :

     (or fifty (50) days so long as the Guarantor shall not have reported an Event of Default to the Securities and Exchange Commission during such fiscal period nor on its most recent filing with the Securities and Exchange Commission).

     (c) AMENDMENT TO SECTION  9.7(c).  Section  9.7(c) of the Guaranty shall be
amended  by  adding  after  the  phrase   "ninety  (90)  days,"  the   following
parenthetical :

     (or ninety-five (95) days so long as the Parent shall not have reported an Event of Default to the Securities and Exchange Commission during such fiscal period nor on its most recent filing with the Securities and Exchange Commission).

     4. AMENDMENT TO SECTION 9.10 OF THE GUARANTY. Section 9.10 of the Guaranty shall be amended by adding new subsections (j) and (k) as follows:

          (j) any indebtedness or obligations of the Guarantor under the Surety Bonds or the Indemnity Agreement to a maximum aggregate principal amount of $30,000,000.00 minus the aggregate stated amount of all letters of credit then outstanding for the account of the Borrower under the Agreement; provided such indebtedness is fully subordinated to the obligations of the Guarantor under this Guaranty as set forth in the Subordination Agreement.

          (k) any indebtedness of the Guarantor under any interest rate cap agreement, interest rate collar agreement, interest rate swap agreement or other similar agreement or arrangement provided by one or both of the Agents and offered on a Pro rata basis to the Banks and designed to hedge the position of the Guarantor or any Company with respect to interest rates, relating to indebtedness otherwise permitted under this Guaranty.

     5. AMENDMENT TO SECTION 9.15 OF THE GUARANTY. Section 9.15 of the Guaranty shall be amended by deleting it in its entirety and substituting therefor the following Section 9.15:

          9.15 CONSOLIDATED SHAREHOLDER'S GAAP EQUITY. The Guarantor will not permit at any time, the Consolidated Shareholder's GAAP Equity to be less than (a) on the Closing Date, Two Hundred Fifty Million Dollars ($250,000,000), (b) on each Fiscal Quarterly Date thereafter (other than the January 31 Fiscal Quarterly Date), the sum of (i) (A) during the first year following the Closing Date, Two Hundred Fifty Million Dollars ($250,000,000) and (B) at all times thereafter, the computed minimum Consolidated Shareholder's GAAP Equity for the immediately preceding January 31 Fiscal Quarterly Date as calculated pursuant to subsection (c) below, plus (ii) one hundred percent (100%) of the cash proceeds from any sale or issuance of equity plus (iii) twenty-five percent (25%) of the Guarantor's consolidated GAAP net income for the year-to-date period ended on such Fiscal Quarterly Date and (c) on each January 31 Fiscal Quarterly Date after the Closing Date, the sum of (i) (X) for the first January 31 Fiscal Quarterly Date following the Closing Date, Two Hundred Fifty Million Dollars ($250,000,000) and (Y) for each January 31 Fiscal Quarterly Date thereafter, the computed minimum Consolidated Shareholder's GAAP Equity for the immediately preceding January 31 Fiscal Quarterly Date, plus (ii) one hundred percent (100%) of the cash proceeds from any sale or issuance of equity, plus (iii) fifty percent (50%) of the Guarantor's consolidated GAAP net income for the fiscal year just ended. In addition to the foregoing, on January 31, 1999 and at all times thereafter, the base Consolidated Shareholder's GAAP Equity shall increase from Two Hundred Fifty Million Dollars ($250,000,000) to Two Hundred Sixty Five Million Dollars ($265,000,000).

     6. AMENDMENT TO SECTION 9 OF THE GUARANTY. Section 9 of the Guaranty shall be amended by adding a new Section 9.18 and a new Section 9.19 as follows:

          9.18. YEAR 2000 COMPLIANCE EFFORTS. The Guarantor will and will cause each Company to take all reasonable actions to assure its computer based systems are able to effectively process data, including dates on and after January 1, 2000 and to avoid serious disruption to its business or operations and the Guarantor will notify the Agent of any material risk of the Guarantor's or any Company's inability to so process data and avoid serious disruption which could have a Material Adverse Effect on such Person.

          9.19 CROSS COLLATERALIZATION AND CROSS DEFAULTS. The Guarantor will not (a) cross-default or agree to cross-default any indebtedness permitted under this Guaranty to this Guaranty or the Debt; (b) agree to any of the financial covenants of the Guarantor contained herein under any other indebtedness permitted under this Agreement which would effectuate a cross-default with this Guaranty or the Debt incurred hereunder; or
     (c) cross-collateralize, or agree to cross-collateralize indebtedness owing to any one lender under one or more different loan agreements or arrangements, provided, that the cross-defaulted and/or cross-collateralized indebtedness set forth on Schedule 9.19 attached hereto shall be permitted.

          (I) Notwithstanding the foregoing clauses of this Section 9.19, with respect to construction projects which are constructed in multiple phases and/or stabilized properties, Borrower and any Subsidiary of Borrower shall be permitted to cross-default and/or cross-collateralize any indebtedness permitted under this Guaranty, but only if the phases to be cross-collateralized and/or cross-defaulted consist of a single identifiable project. (II) Notwithstanding the foregoing clauses of this
     Section 9.19, in the event of a completion guaranty of a construction loan, the Borrower and any Subsidiary of Borrower shall be permitted to (a) cross-default any indebtedness permitted under this Guaranty with this Guaranty or the Debt or (b) agree to any of the financial covenants of the Borrower contained herein under any other indebtedness permitted under this Guaranty which effectuates a cross-default with this Guaranty or the Debt, provided that the completion guaranty and any other relevant documents relating to such construction loan provide that if the construction project is performing (i.e. construction is on schedule and on budget) and otherwise the construction loan is not in default (after any required notice and the lapse of any applicable cure period), an Event of Default under this Guaranty shall not permit the construction lender to terminate funding and to call upon its completion guaranty to fund construction costs. In order for a construction lender to call a default due to an Event of Default under this Guaranty, the Banks must have provided written notice of the Event of Default to the Borrower and all applicable cure periods shall have lapsed without remedy.

     7. ADDITION OF SECTION 10(i) OF THE GUARANTY. Article X of the Guaranty shall be amended by adding a new section 10(i) as follows:

          (i) if the Parent defaults in the performance of any obligation in the Subordination Agreement or in the performance of any other agreement, covenant, term or condition in the Subordination Agreement.

     7. REPRESENTATIONS AND WARRANTIES. The Guarantor represents and warrants to the Agents and each of the Banks as follows:

          (a) INCORPORATION OF REPRESENTATIONS AND WARRANTIES. Each and every representation and warranty made by the Guarantor in Section 7 of the Guaranty is incorporated herein as if fully rewritten herein at length and is true, correct and complete as of the date hereof and no Event of Default or Possible Default exists on such date;

          (b) REQUISITE AUTHORITY. The Guarantor has all requisite power and authority to execute and deliver and to perform its obligations in respect of this Third Amendment to Guaranty and each and every other agreement, certificate, or document required to be delivered as a condition precedent to this Third Amendment to Guaranty or to the Third Amendment to Credit Agreement;

          (c) DUE AUTHORIZATION; VALIDITY. The Guarantor has taken all necessary action to authorize the execution, delivery, and performance by it of this Third Amendment to Guaranty and every other instrument, document, and certificate relating thereto. This Third Amendment to Guaranty has been duly executed and delivered and when executed and delivered will be a legal, valid, and binding obligation of the Guarantor enforceable against it in accordance with its terms; and

          (d) NO CONSENT. No consent, approval, or authorization of, or registration with, any governmental authority or other Person is required in connection with the execution, delivery, and performance of this Third Amendment to Guaranty and the transactions contemplated hereby.

     8. NO WAIVER. Except as otherwise expressly provided herein, the acceptance, execution, and/or delivery of this Third Amendment to Guaranty by the Agents and the Banks shall not constitute a waiver or release of any obligation or liability of the Guarantor under the Guaranty as in effect prior to the effectiveness of this Third Amendment to Guaranty or as amended hereby or waive or release any Event of Default or Possible Default existing at any time.

     9. CONDITIONS TO CLOSING. Except as otherwise expressly provided in this Third Amendment to Guaranty, prior to or concurrently with the execution and delivery of this Third Amendment to Guaranty, and as conditions precedent to the effectiveness of the amendments to the Guaranty provided for herein, the Agents and the Banks and their respective counsel shall have received such opinions of counsel to the Guarantor, certified copies of resolutions of the Board of Directors of the Guarantor, and such other documents as shall be required by the Agents, the Banks, or their respective counsel to evidence and confirm the due authorization, execution, and delivery of this Third Amendment to Guaranty, all in form and substance satisfactory to the Agents and the Banks and their respective counsel; all conditions to the Third Amendment to Credit Agreement shall have been satisfied; and all costs, fees, and expenses required by the Third Amendment to Credit Agreement to have been paid by the Borrower in connection with the Third Amendment to Credit Agreement and/or this Third Amendment to Guaranty shall have been paid.

     10.  CONFIRMATION  OF GUARANTY.  The  Guarantor  hereby  confirms  that the
Guaranty is in full force and effect on the date hereof and that, upon the amendment herein provided becoming effective, the Guaranty will continue in full force and effect in accordance with its terms, as hereby amended.

     IN WITNESS WHEREOF, the parties hereto, each by an officer thereunto duly authorized, have caused this Third Amendment to Guaranty of Payment of Debt to be executed and delivered as of the date first above written.

                                 FOREST CITY ENTERPRISES, INC.

                                 By:  /S/  Thomas G. Smith
                                    Title:  Chief Financial Officer, Senior Vice
                                            President and Secretary

                                 KEYBANK NATIONAL ASSOCIATION,
                                 Individually and as Administrative Agent

                                 By:  /S/  Scott A. Childs
                                    Title:   Assistant Vice President


                                 NATIONAL CITY BANK, Individually and as
                                 Syndication Agent

                                 By:   /S/  Anthony DiMare
                                    Title:   Senior Vice President


                                 THE HUNTINGTON NATIONAL BANK

                                 By:   /S/  M.W. Stachur
                                    Title:   Vice President


                                 FIRST MERIT BANK

                                 By:  /S/  John Neumann
                                    Title: Vice President



                      (Signatures continued on next page.)

                   (Signatures continued from previous page.)

                                  COMERICA BANK

                                  By:  /S/  David J. Campbell
                                     Title:   Vice President




                                  CREDIT LYONNAIS

                                  By:
                                     Title:


                                  STAR BANK

                                  By:  /S/  Perry Quick
                                     Title:   Vice President


                                  MANUFACTURERS AND TRADERS
                                  TRUST COMPANY

                                  By:  /S/  Kevin Quinn
                                     Title:   Assistant Vice President


                                  U.S. BANK NATIONAL ASSOCIATION

                                  By:  /S/  Elliott L. Quigley
                                     Title:   Vice President

                                                                EXHIBIT 20.3
                             SUBORDINATION AGREEMENT

     THIS SUBORDINATION AGREEMENT (this "Agreement") is made as of this 29th day of January, 1999, by and among FOREST CITY ENTERPRISES, INC., an Ohio corporation (the "Guarantor"), ST. PAUL FIRE AND MARINE INSURANCE COMPANY, a Minnesota capital stock company, ST. PAUL MERCURY INSURANCE COMPANY, a Minnesota capital stock company, ST. PAUL GUARDIAN INSURANCE COMPANY, a Minnesota capital stock company, SEABOARD SURETY COMPANY, a New York company, ECONOMY FIRE & CASUALTY COMPANY, a Minnesota capital stock company and ASSET GUARANTY INSURANCE COMPANY, a New York company (each a "Subordinating Creditor" and collectively, the "Subordinating Creditors"), KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (the "Agent"), NATIONAL CITY BANK, as Syndication Agent (the "Syndication Agent" and, together with the Agents, the "Agents") and the banks from time to time party hereto (collectively, the "Banks" and individually a "Bank").

                              W I T N E S S E T H:

     WHEREAS, Forest City Rental Properties Corporation, an Ohio corporation (the "Borrower") has previously entered into a Credit Agreement dated as of December 10, 1997 with the Banks, other than U.S. Bank National Association, and the Agents (the "Original Credit Agreement"), as amended by the First Amendment to Credit Agreement dated as of January 20, 1998, among the Borrower, the Banks and the Agents (the "First Amendment"), as further amended by the Second Amendment to Credit Agreement dated as of March 6, 1998, among the Borrower, the Banks and the Agents (the "Second Amendment") and as further amended by the Third Amendment to Credit Agreement dated as of January 29, 1999 (the "Third Amendment;" the Original Credit Agreement, together with the First Amendment, Second Amendment, Third Amendment and any and all further amendments, restatements, or other modifications are collectively referred to herein as the "Credit Agreement"); and

     WHEREAS, in connection with the Original Credit Agreement the Guarantor executed and delivered a Guaranty of Payment of Debt dated as of December 10, 1997 (the "Original Guaranty") pursuant to which the Guarantor agreed to guarantee the payment of all obligations owing by the Borrower to the Banks and the Agents under the Credit Agreement; and

     WHEREAS, in connection with the First Amendment, the Guarantor executed and delivered a First Amendment to Guaranty of Payment of Debt dated as of January 20, 1998 (the "First Amendment to Guaranty"), and in connection with the Second Amendment, the Guarantor executed and delivered a Second Amendment to Guaranty of Payment of Debt dated as of March 6, 1998 (the "Second Amendment to Guaranty") and in connection with the Third Amendment, the Guarantor executed and delivered a Third Amendment to Guaranty of Payment of Debt dated as of January 29, 1999 (the "Third Amendment to Guaranty"; the Original Guaranty, together with the First Amendment to Guaranty, Second Amendment to Guaranty, Third Amendment to Guaranty and any and all further amendments, restatements or other modifications are collectively referred to as the "Guaranty"); and

     WHEREAS, the Guarantor has previously entered into a General Indemnity Agreement dated as of November 6, 1998 with the Subordinating Creditors, other than Asset Guaranty Insurance Company, as amended by The St. Paul Surety
Amendment to General Indemnity Agreement dated as of November 6, 1998 (said General Indemnity Agreement as amended, and as it may be from time to time further amended, restated or otherwise modified, the "St. Paul Indemnity Agreement"); and

     WHEREAS, the Guarantor has previously entered into a General Indemnity Agreement dated as of December 3, 1998 with Asset Guaranty Insurance Company, as amended by the Asset Guaranty Insurance Company Amendment to General Indemnity Agreement dated as of December 3, 1998 (said General Indemnity Agreement as amended and as it may be from time to time further amended, restated or otherwise modified, the "Asset Guaranty Indemnity Agreement"; the St. Paul Indemnity Agreement and the Asset Guaranty Indemnity Agreement are collectively referred to herein as the "Indemnity Agreement"); and

     WHEREAS, the execution delivery of this Agreement is required in order to induce the Banks and the Agents to enter into the Third Amendment and the Third Amendment to Guaranty.

     NOW, THEREFORE, for valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Guarantor, the Subordinating Creditors, the Banks and the Agents agree as follows:

     1. Definitions. In addition to capitalized terms defined elsewhere in this Agreement, the following terms have the following meanings:

     "Bank Liabilities" means all Liabilities of the Guarantor owed, due or payable to the Banks and the Agents under or in respect of the Guaranty.

     "Business Day" means a day on which Cleveland, Ohio banks are open for the transaction of business of a nature required for the purposes of this Agreement.

     "Cash Payment" means an absolute and final Payment of cash or the absolute and final transfer of all rights of ownership of property in satisfaction of Bank Liabilities.

     "Event of Default" shall have the meaning given to such term in the Guaranty.

     "Junior Liabilities" means all Liabilities, claims and rights due, owed or payable to the Subordinating Creditors under or in respect of the Indemnity Agreement. The maximum aggregate principal amount of such Liabilities shall not exceed Thirty Million Dollars ($30,000,000).

     "Liabilities" means all obligations and liabilities of the Guarantor of every kind and description, whether indebtedness, principal of indebtedness, interest on indebtedness, fees, expense reimbursements, premiums, on account, contract or other claim, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, joint and/or several, now or hereafter existing, or due or to become due (including, without limitation, any costs and expenses of collection and enforcement thereof).

     "Payment" means any transfer, delivery, distribution, assignment, pledge, grant, conveyance or other action whereby cash or other property (or any interest therein) is given or received.

     "Scheduled Payment" means the regularly scheduled [monthly, quarterly, annual] cash payments to Subordinated Creditors of premiums owed under the Indemnity Agreement (but not any Payments arising out of any losses, claims or obligations incurred by the Subordinating Creditors by reason of having executed any bonds for the Guarantor).

     2. Representations of the Subordinating Creditors. Each Subordinating Creditor represents and warrants that this Agreement is a legal, valid and binding obligation enforceable against it in accordance with its terms. Each Subordinating Creditor further represents and warrants that, as of the date hereof, all Junior Liabilities are evidenced by the Indemnity Agreement and that a true, correct and complete copy of the Indemnity Agreement as issued and delivered by the Guarantor has been delivered to the Banks. In the event additional Junior Liabilities are hereafter created, each Subordinating Creditor will from time to time, (a) promptly notify the Agent of the creation of any Junior Liabilities and of the issuance of any instrument to evidence the issuance of any Junior Liabilities, and (b) promptly cause any Liabilities to the Subordinating Creditors, except for those Liabilities which are permitted pursuant to Section 9.12 of the Guaranty, which are not evidenced by the Indemnity Agreement or other instrument of the Guarantor to be so evidenced with language reasonably satisfactory to the Agent.

     3. Subordination. The Payment, the demand for Payment, the right of collection or enforcement, and the exercise of remedies of all Junior Liabilities, whether for principal or interest, or premiums, penalties, fees, charges, expenses in respect thereof, shall be postponed and subordinated in all respects, to the Cash Payment in full of all Bank Liabilities and no Payments whatsoever in respect of any Junior Liabilities shall be made, nor shall any property or assets of, the Guarantor be applied to the purchase or other acquisition or retirement of any Junior Liabilities until the Cash Payment in full of all Bank Liabilities. Notwithstanding the foregoing, however, so long as no Event of Default shall have occurred and be continuing, Scheduled Payments may be made in the manner provided in the Indemnity Agreement.

     4. Retention of Scheduled Payments. If any holder of the Junior Liabilities receives a Scheduled Payment from the Guarantor, such Scheduled Payment shall be deemed to constitute a representation of the Guarantor to the Banks, the Agents and the Subordinating Creditors that no Event of Default shall have occurred and be continuing and the Subordinating Creditors shall be entitled to keep and retain such Scheduled Payment unless prior to the date on which such Scheduled Payment is made or within thirty (30) days after such date, the Agents, any Bank or any holder of the Bank Liabilities shall have notified the Subordinating Creditors, by telephone, telex, telefax or otherwise by oral communication (which means of notice shall be an exception to Paragraph 23 herein), promptly confirmed in writing, that an Event of Default existed at the time of such Scheduled Payment to the Subordinating Creditors, in which case the Subordinating Creditors shall forthwith deliver such Scheduled Payment or an amount in cash equal thereto to the Agent in accordance with the provisions of
Section 8 of this Agreement.

     5. Subrogation. To the extent that any holder of the Bank Liabilities receives payments or other distributions pursuant to the provisions of this Agreement which would otherwise be payable or distributed to the holder of the Junior Liabilities, the holder of the Junior Liabilities shall be subrogated to the rights of the holders of the Bank Liabilities; provided, that neither the Agents nor the Banks make any representation or warranty as to the existence or extent of any such subrogation rights. To the extent that the holder of the Junior Liabilities is subrogated to the rights of any holder of the Bank Liabilities, the holder of the Junior Liabilities shall not exercise any of the rights of such holder of the Bank Liabilities without the prior written consent of all holders of the Bank Liabilities except after the termination of this Agreement pursuant to Section 20 hereof. For the purpose of such subrogation, no payments or distribution to the holders of the Bank Liabilities of any cash, property or securities to which the holder of the Junior Liabilities would be entitled except for the provisions of this Agreement, and no payment, pursuant to the provisions of this Agreement, to the holders of the Bank Liabilities by the holder of the Junior Liabilities, shall, as between the Guarantors, its creditors other than the holders of the Bank Liabilities, and the holder of the Junior Liabilities, be deemed to be a payment by the Guarantor to or on account of the Bank Liabilities.

     6. Bankruptcy. In the event of any dissolution, winding up, liquidation, readjustment, reorganization or other similar proceedings relating to the Guarantor and its creditors, as such, or to its properties (whether voluntary or involuntary, partial or complete, and whether in reorganization, bankruptcy, insolvency or receivership, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of the Guarantor, or any sale of all or substantially all of the assets of the Guarantor, or either of them, or otherwise), the Junior Liabilities are hereby subordinated as a claim (to the extent the Junior Liabilities constitute a claim) against the Guarantor, its estate and its property and assets with regard to the Bank Liabilities and the Bank Liabilities shall first be paid by Cash Payment in full before the Subordinating Creditors shall be entitled to receive and to retain any Payment of any kind or character in respect of any of the Junior Liabilities, and, in order to implement the foregoing, (a) all payments and distributions of any kind or character in respect of the Junior Liabilities to which the Subordinating Creditors would be entitled if the Junior Liabilities were not subordinated pursuant to this Agreement shall be made directly to the Agent, (b) the Agent, may, in its sole discretion and at its sole option, on behalf of the
Subordinating Creditors, file and prove a claim or claims for the full outstanding amount of all of the Junior Liabilities (and promptly thereafter shall provide the Subordinating Creditors with notice and copies thereof; provided that the failure of the Agent to provide such notice and copies shall not in any way prejudice any of the rights of the Agents or the Banks or the obligations of the Subordinating Creditors under this Agreement), and the Subordinating Creditors shall use their reasonable best efforts to cause said claim or claims to be approved and all payments and other distributions in respect thereof, to which it has been determined that the Subordinating Creditors are entitled, to be made directly to the Agent, and (c) the Subordinating Creditors hereby irrevocably agree that the Agent may, at its sole discretion, in the names of the Subordinating Creditors or otherwise, demand, sue for, collect, and receive any and all such payments or distributions, and prove, in any such proceedings with respect to, any and all claims of the Subordinating Creditors relating to the Junior Liabilities (and promptly thereafter shall provide the Subordinating Creditors with notice and copies thereof; provided that the failure of the Agent to provide such notice and copies shall not in any way prejudice any of the rights of the Agents or the Banks or the obligations of the Subordinating Creditors under this Agreement). The Agent is hereby appointed attorney-in-fact for the Subordinating Creditors with full power to act in their names and stead for any and all purposes relating to any dissolution, winding up, liquidation, readjustment, reorganization or other similar proceeding relating to the Guarantor. Neither the Agent nor the Banks shall have any obligation to the Subordinating Creditors to collect or attempt to collect any of the Junior Liabilities.

     7. Relative Rights. The provisions of this Agreement are solely for the purpose of defining the relative rights of the holders of Bank Liabilities on the one hand, and the holders of the Junior Liabilities on the other hand, and none of such provisions shall impair, as between the Guarantor and any holder of the Junior Liabilities, the obligation of the Guarantor, which is unconditional and absolute, to pay to such holder all of the Junior Liabilities in accordance with the terms hereof, nor shall any such provisions prevent any holder of the Junior Liabilities from exercising all remedies otherwise permitted by applicable law or under the terms of such Junior Liabilities or under any security agreement or other agreement or instrument executed in connection therewith, upon a default thereunder, subject to the rights, if any, under the provisions of this Agreement of a holder of Bank Liabilities except, that the Subordinating Creditors (i) shall not have a lien upon any assets of or capital stock issued by the Guarantor or any of its subsidiaries; and (ii) shall not block any sale by the Agent as secured creditor of any assets of the Guarantor or any of its subsidiaries.

     8. Turnover of Impermissible Payments. In the event that any Subordinating Creditor receives any Payment of any kind or character from the Guarantor or from any other source whatsoever in respect of any of the Junior Liabilities, including, without limitation, pursuant to a reorganization, liquidation, dissolution or similar proceeding, other than as expressly permitted by the terms of this Agreement, such Payment shall be received in trust for the Agents and the Banks and promptly delivered by such Subordinating Creditor in the form received (except for the endorsement of such Subordinating Creditor when necessary) to the Agent for the benefit of the Banks. In the event of the failure of any Subordinating Creditor to endorse any instrument for the payment of money so received, the Agent is hereby appointed attorney-in-fact (coupled with an interest) for such Subordinating Creditor with full power to make such endorsement and with full power of substitution. Each Subordinating Creditor will mark its books and records, so as to clearly indicate that all of the Junior Liabilities are subordinated in accordance with the terms of this Agreement. Each Subordinating Creditor will execute such further documents or instruments and take such further action as the Agent may from time to time reasonably request to carry out the intent of this Agreement.

     9. Applications of Payments. All Payments received by the Agents or any Bank in respect of the Junior Liabilities may be applied by the Agents or such Bank first to the payment of any and all expenses (including reasonable attorneys' fees and legal expenses) actually paid or incurred by the Agents or such Bank in enforcing this Agreement or in endeavoring to collect or realize upon any of the Junior Liabilities or any security therefor, and any balance thereof shall, solely as between the Subordinating Creditors and the Banks, be applied by the Agents and the Banks in such order of application as the Agents or the Banks may from time to time select, toward the payment of the Bank Liabilities; but, as between the Guarantor and its creditors, no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Bank Liabilities.

     10. Waiver of Notice, etc. Each Subordinating Creditor hereby waives: (a) notice of acceptance by the Agents and the Banks of this Agreement;
(b) notice of the existence or creation of all or any of the Bank Liabilities; and (c) all diligence in collection or protection of or realization upon the Bank Liabilities or any proceeds thereof or any security therefor except in the instance of willful misconduct or gross negligence on the part of the Agents or the Banks.

     11. Subordination of Security Interests. Each Subordinating Creditor agrees that in the event that any mortgage, lien, pledge, encumbrance or security interest is hereafter created and held by any Subordinating Creditor (the "Junior Security Interests") in any property or assets of the Guarantor such Junior Security Interests shall be fully subordinate in all respects, including, without limitation, priority, rights of Payment, collection and enforcement, participation in any reorganization or rehabilitation of the Guarantor or assignment for the benefit of its creditors, to any mortgage, lien, pledge, encumbrance or security interest, now existing or hereafter arising, securing any of the Bank Liabilities, subject to Section 20 hereof (the "Bank Security Interests"); notwithstanding that the creation, attachment, perfection, filing or recording of the Junior Security Interests, or the time of any of the foregoing, has occurred or is prior to the creation, attachment, perfection, filing or recording of the Bank Security Interests. Each Subordinating Creditor further agrees that in the event the Agents or the Banks release and/or terminate any Bank Security Interests in any property in which any Subordinating Creditor has a Junior Security Interest, such Subordinating Creditor will, not later than simultaneously with the release and termination of the Bank Security Interests, terminate and release the Junior Security Interests. Each
Subordinating Creditor agrees to take all actions and to execute such agreements, documents and instruments as the Agent may reasonably request to satisfy the purposes of the foregoing sentence. In the event of a failure of any Subordinating Creditor to release and terminate the Junior Security Interests in accordance with the provisions of this Section 11, the Agent is hereby appointed attorney-in-fact (coupled with an interest) for such Subordinating Creditor with full power to execute and deliver such releases and termination, and take such actions as to effect the same.

     12. Limit on Action. The Subordinating Creditors will not, without the prior written consent of the Agent: (a) take any collateral security for any of the Junior Liabilities; (b) demand Payment of, sue for, attempt to enforce or collect, or commence any action or proceeding in respect of, any of the Junior Liabilities, or attempt to enforce, foreclose or realize upon, take possession of (actual or constructive) or commence any action or proceedings with regard to, any collateral security, for any of the Junior Liabilities; or (c) commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to the Guarantor. Notwithstanding the foregoing sentence, the Subordinated Creditors may, subject to the other provisions of this Agreement, exercise the rights and remedies described in subsections (b) and (c) in the foregoing sentence, but only if three hundred sixty (360) calendar days have elapsed since demand has been made by the Agents or the Banks for the payment of the Bank Liabilities and such demand has not been rescinded by the Agents or the Banks.

     13. Amendment to Guaranty. The Agents or the Banks may from time to time and without notice to the Subordinating Creditors and without affecting the validity or enforceability of this Agreement, take any or all of the following actions: (a) amend, modify, supplement or restate the Guaranty (b) retain or obtain a security interest in any property to secure any of the Bank Liabilities; (c) retain or obtain the primary or secondary obligation of any other obligor or obligors with respect to any of the Bank Liabilities; (d) extend or renew for one or more periods, alter or exchange any of the Bank Liabilities, or release or compromise any obligation of any nature of any obligor with respect to any of the Bank Liabilities; (e) release any security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Bank Liabilities, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations or any nature of any obligor with respect to any such property; and (f) create, or advance additional funds, creating additional Bank Liabilities whether or not under the Guaranty.

     14. Transfer of Bank Liabilities. The Agents or the Banks may from time to time without notice to the Subordinating Creditors and without affecting the validity or enforceability of this Agreement, assign or transfer any or all of the Bank Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Bank Liabilities shall be and remain Bank Liabilities for the purposes of this Agreement; and every immediate and successive assignee or transferee of the Bank Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Bank Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were such Agent or such Bank; provided, that, unless such transferor Agent or Bank shall otherwise consent in writing, such transferor Agent or Bank shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Agreement, for its benefit, as to those of the Bank Liabilities which it has not assigned or transferred.

     15. Notice; Transfer of Junior Liabilities; No Amendment. Each Subordinating Creditor agrees to notify the Agent upon the happening of any of the following: (i) any claim for payment of the Junior Liabilities; and
(ii) any transfer of Junior Liabilities, specifying the name and address of the transferee upon any transfer of the Junior Liabilities, whereupon, the transferor Subordinating Creditor will deliver to such transferee a copy of this Agreement and will, as a condition to the effectiveness of such transfer, obtain the complete agreement, in writing, of such transferee to the terms and provisions of this Agreement. The Subordinating Creditors shall not transfer, sell or otherwise dispose of any of the Junior Liabilities, except in compliance with this Section 15. The Subordinating Creditors shall provide written notice to the Agent prior to any such transfer, sale, disposition or amendment. No part of the Junior Liabilities shall be forgiven or subject to any other subordination arrangement without the prior written consent of the Agent. Each Subordinating Creditor agrees not to make, and not to consent to, any amendment, restatement, modification or alteration of the Indemnity Agreement or other agreement, document or instrument executed in connection therewith to the extent that such amendment, modification, restatement or alteration would adversely affect (as reasonably determined by the Agent) the Agents or the Banks and their respective rights under this Agreement and the respective obligations of the Subordinating Creditors hereunder. Each Subordinating Creditor agrees to give prior written notice to the Agent of any proposed amendment, modification, restatement or alteration of the Indemnity Agreement.

     16. No Prejudice. Each Subordinating Creditor and the Guarantor agree that the Banks shall not be prejudiced in their rights under this Agreement by any act or failure to act of the Guarantor or the Subordinating Creditors, or any noncompliance of the Guarantor with any agreement or obligation, regardless of any knowledge thereof which the Agents or the Banks may have or with which the Agents or the Banks may be charged; and no action of the Agents or the Banks permitted hereunder (other than termination of this Agreement as permitted by Section 20 below, the effect of which is governed by such Section 20) shall in any way affect or impair the rights of the Agents or the Banks and the obligations of the Guarantor and the Subordinating Creditors under this Agreement.

     17. No Delay or Waiver Effective. No delay on the part of the Agents or the Banks in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Agents or the Banks of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon the Agents or the Banks except as expressly set forth in a writing duly signed and delivered by the Agents or the Banks.

     18. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Agents, the Banks, the Subordinating Creditors and the Guarantor and their respective heirs, executors, representatives, successors and permitted assigns.

     19. Books of Records. The Guarantor will render to the Agent upon demand, and from time to time, a statement of account of each of the Junior Liabilities.

     20. Termination. This Agreement shall automatically terminate upon the payment in full of all of the Bank Liabilities but shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any amount paid by or on behalf of the Guarantor or Borrower with regard to the Bank Liabilities is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Guarantor or Borrower or, upon or as a result of the appointment of a receiver, intervener or conservator of, or trustee or similar officer for the Guarantor or Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made. In the event of such reinstatement, the respective rights and duties of each of the parties hereto shall be reinstated as if no termination had occurred.

     21. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Ohio. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. Each Subordinating Creditor agrees to submit to the personal jurisdiction of any state or federal court located in the State of Ohio and that venue for any action or legal proceeding relating to this Agreement shall be proper in Cleveland, Cuyahoga County, Ohio.

     22. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

     23. Notice. All notices hereunder shall be deemed sufficiently given to a party hereto when mailed, certified mail, return receipt requested, to such party at the address shown beneath such party's name below or at such other address as such party shall have designated for such purposes in writing.

     IN WITNESS WHEREOF, the parties have signed this Agreement on the date first written above.

Address:                              FOREST CITY ENTERPRISES, INC.
1100 Terminal Tower
Cleveland, Ohio  44113
                                      By:   /S/  Thomas G. Smith
                                         Title: Chief Financial Officer,
                                             Senior Vice President and Secretary

Address:                              ST. PAUL FIRE AND MARINE INSURANCE
                                      COMPANY

                                      By:   /S/  Richard C. Lang
                                         Title: Assistant Vice President

Address:                              ST.PAUL GUARDIAN INSURANCE COMPANY

                                      By:    /S/  Richard C. Lang
                                         Title:   Assistant Vice President


                       (Signatures continued on next page)

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Address:                              ST. PAUL MERCURY INSURANCE COMPANY

                                      By:    /S/  Richard C. Lang
                                         Title:   Assistant Vice President


Address:                              SEABOARD SURETY COMPANY

                                      By:    /S/  Richard C. Lang
                                         Title:   Assistant Vice President


Address:                              ECONOMY FIRE & CASUALTY COMPANY

                                      By:    /S/  Richard C. Lang
                                         Title:   Assistant Vice President


Address:                             ASSET GUARANTY INSURANCE COMPANY
335 Madison Avenue
35th Floor                           By:   /S/  Joseph Snider
New York, NY 10017-4605                 Title:   Vice President


Address:                             KEYBANK NATIONAL ASSOCIATION,
127 Public Square                    Individually and as Administrative Agent
Cleveland, Ohio  44114
                                     By:   /S/  Scott A. Childs
                                        Title:   Assistant Vice President


Address:                             NATIONAL CITY BANK, Individually and
1900 East Ninth Street               as Syndication Agent
Cleveland, Ohio  44114
                                     By:   /S/  Anthony DiMare
                                        Title:   Senior Vice President



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
                    (Signatures continued from previous page)

Address:                            THE HUNTINGTON NATIONAL BANK
917 Euclid Avenue
Cleveland, Ohio  44114              By:   /S/  M.W. Stachur
                                       Title:   Vice President

Address:                            COMERICA BANK
Overnight Mail:
500 Woodward Avenue                 By:  /S/  David J. Campbell
Detroit, Michigan  48226               Title:   Vice President
7th Floor

U.S.  Mail:
PO Box 75000
Detroit, Michigan  48275-3256

Address:                            FIRST MERIT BANK
123 West Prospect Avenue
Cleveland, Ohio  44115              By:    /S/  John Neumann
                                       Title:  Vice President


Address:                            CREDIT LYONNAIS NEW YORK BRANCH
1301 Avenue of the Americas
New York, New York  10019           By:  _____________________________________
                                       Title: ________________________________


Address:                            STAR BANK
1350 Euclid Avenue
Suite 211                           By:   /S/  Perry Quick
Cleveland, Ohio  44115                 Title:  Vice President


Address:                            MANUFACTURERS AND TRADERS
One Fountain Plaza                  TRUST COMPANY
Buffalo, New York  14203-1495
                                    By:   /S/  Kevin B. Quinn
                                       Title:  Assistant Vice President


                       (Signatures continued on next page)

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Address:                            U.S. BANK NATIONAL ASSOCIATION
U.S. Bank Place (M.S. MPFP-0802)
601 Second Avenue South             By: /S/  Elliott L. Quigley
Minneapolis, Minnesota  55402          Title:  Vice President